UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 29, 2012
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits

Master Agreement, dated as of February 29, 2012, between General Motors Holdings LLC and Peugeot S.A.

Subscription Rights Purchase Agreement, dated as of February 29, 2012, by and among General Motors Holdings LLC, Établissements Peugeot Frères and Société Foncière, Financière et de Participations

Share Purchase Agreement, dated as of February 29, 2012, by and among General Motors Holdings LLC and Peugeot S.A.

News Release Dated February 29, 2012

Charts Furnished to Securities Analysts

Item 1.01 Entry into a Material Definitive Agreement.

Master Agreement

On February 29, 2012, General Motors Holdings LLC (“GMH”), a wholly owned subsidiary of General Motors Company (the “Company”), signed a Master Agreement, dated as of February 29, 2012 (the “Master Agreement”) with Peugeot S.A. (“PSA”). Under the terms of the Master Agreement, GMH and PSA have created a long-term and broad-scale global strategic alliance. The Master Agreement provides that the parties will enter into agreements to share joint development of vehicle platforms, components and modules as well as work towards the creation of a global purchasing joint venture for the sourcing of commodities, components and other goods and services from suppliers. GMH also intends to establish a strategic, commercial cooperation with Gefco, an integrated logistics services company and subsidiary of PSA whereby Gefco would provide logistics services to GM in Europe and Russia. The Master Agreement also provides that concurrently with the execution of the Master Agreement, GMH will enter into various agreements, as described below, pursuant to which GMH will acquire 7 percent of PSA's issued share capital for approximately €320 million based on PSA's current market capitalization (“Equity Contribution”). The initial term of the alliance is 10 years with automatic renewal periods of three years subject to written-non renewal notice by either party. The alliance will be governed by a steering committee that includes senior leader representatives from both GMH and PSA.

The implementation of the strategic alliance contemplated under the Master Agreement is subject to certain conditions including any required antitrust clearance by certain jurisdictions, implementation of the Equity Contribution, and the execution of various ancillary agreements. A joint News Release dated February 29, 2012, and an investor and media slide deck dated February 29, 2012 which are attached as Exhibits 99.1 and 99.2, respectively, and incorporated by reference, contain additional information with respect to the Master Agreement and the alliance.

Subscription Rights Purchase Agreement
On February 29, 2012, GMH signed a Subscription Rights Purchase Agreement, dated as of February 29, 2012 (the “Subscription Rights Purchase Agreement”) by and among GMH, Établissements Peugeot Frères (“EPF”) and Société Foncière, Financière et de Participations (“FFP”). Concurrently with the signing of the Master Agreement, PSA is increasing its share capital by approximately €1 billion through a share capital increase (the “Capital Increase”) with preferential subscription rights (the “Subscription Rights”). Under the terms of the Subscription Rights Purchase Agreement, GMH will purchase from EPF and FFP Subscription Rights which EPF and FFP will not be exercising. Pursuant to the Subscription Rights Purchase Agreement, the price for the Subscription Rights GMH will purchase from EPF and FFP is expected to be the theoretical Subscription Rights value set at the launch of the Rights Offering. The purchase of the Subscription Rights by GMH is subject to several conditions including the issuance by PSA of the Subscription Rights and the completion of the Capital Increase. Under this agreement GMH has also agreed to exercise the Subscription Rights and subscribe for the appropriate amount of new PSA shares (the “Rights Purchase Shares”). The price GMH will pay for these Rights Purchase Shares is the subscription price set by PSA at the launch of their rights offering.
Share Purchase Agreement
On February 29, 2012, GMH signed a Share Purchase Agreement, dated as of February 29, 2012 (the “Share Purchase Agreement”) with PSA. Under the terms of the Share Purchase Agreement, GMH agreed to purchase from PSA treasury shares totaling the difference between the number of shares representing 7 percent of the PSA share capital after the Capital Increase and the number of shares subscribed by GMH by exercising the Subscription Rights it will acquire from EFP and FFP pursuant to the Subscription Rights Purchase Agreement (the “Treasury Shares”). Pursuant to the Share Purchase Agreement, the price for the Treasury Shares is expected to be the theoretical price for PSA shares after the rights offering as calculated on the day of the Capital Increase launch, such amount would include the effect of dilution of current shares outstanding offset by the increase in capital resulting from proceeds of the rights offering. The sale of the Treasury Shares to GMH is subject to several closing conditions including the subscription by GMH to the Rights Purchase Shares and the completion of the Capital Increase.
The foregoing descriptions of the Master Agreement, the Subscription Rights Purchase Agreement and the Share Purchase Agreement do not purport to be complete and are qualified in their entirety by the provisions of the Master Agreement, the Subscription Rights Purchase Agreement and the Share Purchase Agreement, each of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 10.1*	Master Agreement, dated as of February 29, 2012, between General Motors Holdings, LLC and Peugeot S.A.	Attached as Exhibit
Exhibit 10.2*	Subscription Rights Purchase Agreement, dated as of February 29, 2012, by and among General Motors Holdings LLC, Établissements Peugeot Frères and Société Foncière, Financière et de Participations	Attached as Exhibit
Exhibit 10.3*	Share Purchase Agreement, dated as of February 29, 2012, by and among General Motors Holdings LLC and Peugeot S.A.	Attached as Exhibit
Exhibit 99.1	News Release Dated February 29, 2012	Attached as Exhibit
Exhibit 99.2	Charts Furnished to Securities Analysts	Attached as Exhibit
* Certain confidential portions have been omitted pursuant to a request for confidential treatment, which has been separately filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ Nick S. Cyprus
Date: March 5, 2012	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer